SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 20, 2004

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Section 2. Financial Information

Item 2.02.	Results of Operations and Financial Condition

On October 20, 2004, Cornerstone Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit Index		Page
99.1	Press Release dated October 20, 2004	3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:	October 20, 2004	CORNERSTONE BANCORP, INC.

		By	/s/ James P. Jakubek
James P. Jakubek
Executive Vice President

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